UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22608

Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2016

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

In March 2015, the Board of Directors of the Virtus Global Multi-Sector Income Fund (“the Fund”) adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a monthly distribution rate of $0.156 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Virtus Global Multi-Sector Income Fund is available through the closed end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at https://www.virtus.com/our-products/closed-end-fund-details/VGI.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Income Fund Shareholder:

I am pleased to share with you the annual report for the Virtus Global Multi-Sector Income Fund which discusses performance for the 12 months ended November 30, 2016. This report contains commentary from the portfolio management team at Newfleet Asset Management on how the fixed income markets and the fund performed during the period, including the contribution of the options overlay strategy.

For the fiscal year ended November 30, 2016, the fund’s net asset value (NAV) gained 12.45%, including $1.872 in reinvested distributions. For the same period, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, gained 3.10%, including reinvested dividends.

On behalf of Newfleet Asset Management and Virtus Investment Partners, I welcome our new investors and thank all shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Global Multi-Sector Income Fund

January 2017

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE

NOVEMBER 30, 2016

(Unaudited)

About the Fund

The Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying an approach; and extensive credit research, to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2016, the Fund’s leverage consisted of $69 million of borrowings pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (Newfleet)

Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio team at Newfleet and covers the Fund’s fixed income portfolio and options overlay strategy for the fiscal year ended November 30, 2016.

How did global fixed income markets perform during the fiscal year ended November 30, 2016?

Most spread sectors outperformed U.S. Treasuries during the fiscal year. The Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised rates too soon.

In late June, volatility returned briefly with fallout from the U.K.’s decision to leave the European Union (“EU”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the Brexit decision. Markets recovered rather quickly, however, from the initial shock of the Brexit vote. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

September brought heightened concerns over the ability and willingness of central banks to fight chronic low inflation and weak growth, as the decision by the European Central Bank (“ECB”) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to change rates but to shift its focus to stabilizing the long end of the yield curve. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September meeting.

The unexpected election of Donald Trump as the 45th president of the U.S. sparked another bout of volatility in early November. President-elect Trump’s campaign which focused on immigration, trade, tax cuts, and infrastructure spending was largely

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 8.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

perceived by the market as supportive of faster economic growth, leading to increased inflation expectations and causing the yield on the 10-year U.S. Treasury to rise 0.52% by the end of November. Also in late November, oil prices benefited from OPEC’s decision to cut production for the first time in eight years.

Over the past 12 months, yields increased across the U.S. Treasury curve, more so for shorter maturity bonds, and the curve flattened slightly.

What factors affected the Fund’s performance during the period?

The underperformance of U.S. Treasuries (and the Fund’s underweight in U.S. Treasuries) relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended November 30, 2016. Among fixed income sectors, the Fund’s allocation to corporate high yield bonds and our issue selection within the emerging market high yield and corporate high quality sectors were the largest positive contributors to performance for the fiscal year.

Though exposure to the high yield sector contributed to the Fund’s overall performance, our bias toward higher quality securities detracted from returns during a period in which lower quality securities outperformed.

How did the options overlay strategy perform for the Fund during the fiscal year?

The Fund benefited from the options overlay strategy both from an income and total return perspective. This strategy seeks to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also known), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

Overall, 2016 was a year characterized by range-bound prices and low volatility. While a tight trading range is generally good for the options overlay strategy, the reduced volatility can lead to losses when occasional price gap events occur. Strategy positioning that was influenced by the low volatility environment of late 2015 had adverse consequences during the historically bad first two weeks of 2016, and January was the worst month in the strategy’s track record. The strategy had no more negative trade results after that event, and enhanced the Fund’s total return by 2.02% (gross of fees) for the full year.

What is your outlook for fixed income markets?

The surprise victory of Donald Trump in the 2016 U.S. presidential election is an appropriate starting point for laying out our 2017 outlook. To a large degree, it is too early to tell what the market impact of a Trump presidency ultimately will be. Details of the president-elect’s economic plan have been sparse, but early indications are for growth-oriented policies that involve tax cuts, infrastructure spending, and a tax holiday for repatriation of cash held abroad. Trump’s protectionist stance on trade is a potential offset to growth. Regardless of his policies, we believe that the uncertainty created by the Trump presidency will drive market volatility higher. As we have consistently demonstrated over time, we will seek to take advantage of that volatility.

Post-election Treasury yields have surged dramatically as a result of increased expectations for higher growth and higher inflation under the new political regime. Potential policies that promote a turn away from globalization will be important to monitor, as the evolution of global trade has broad implications for inflation, commodity prices, growth, and trends in credit quality. In general, our overweight to credit sectors

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 8.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

should perform well in a growth-driven, rising-rate environment given the excess yield over Treasuries and expectations of further spread tightening. We continue to maintain our up-in-quality bias in leveraged finance based on current valuations, and seek to take advantage of market dislocations as increased volatility should create greater opportunities for alpha generation. Additionally, we continue to be favorable on valuations in residential mortgage-backed securities (RMBS) and out-of-index asset-backed securities (ABS). These securities tend to be less sensitive to interest rates given lack of extension risk in RMBS and the short duration nature and excess spread of ABS.

We continue to believe that the Fed’s rate increases will be gradual and transparent and that the central bank will remain cautious and data dependent throughout 2017. Increased infrastructure spending, regulatory relief in certain industries, and potential tax cuts have all contributed to expectations for higher inflation, as evidenced by the 17 basis point spike in the 10-year U.S. Treasury yield breakeven rate post the election. Fiscal spending should translate into higher growth and increased borrowing at both the federal and municipal levels. The potential for a fiscal boost to growth is offset by the expected negative impact of Trump’s proposed trade restrictions on global GDP. Overall, Fed futures were effectively pricing in a December rate hike (showing a 92% probability as of November 2016) a week after the election. Together, the stimulus-driven boost to growth and the risk of increased inflation have accelerated the assumed pace of rate hikes over the next few years, though we continue to stress that these hikes will be gradual. We believe that one or two rate hikes potentially may happen in 2017, but it will be dependent on the markets, the economy, and Trump’s policies. Worthy of note, Trump has been critical of Fed Chair Janet Yellen and has taken a fairly hawkish tone on monetary policy. Whether this posture changes now that he is president-elect is yet to be determined.

As we look ahead to 2017, what does this mean for the fixed income markets? We believe opportunities exist and effective credit selection is of the utmost importance and will drive returns for 2017.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 8.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market value that is above or below the fund’s NAV.

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 8.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOVEMBER 30, 2016

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2016.

Asset Allocation

Corporate Bonds and Notes		59%
Financials	19%
Energy	15
Industrials	6
Total of all others	19
Foreign Government Securities		14
Loan Agreements		10
Mortgage-Backed Securities		9
Asset-Backed Securities		4
Preferred Stocks		3
Other		1

		100%

Country Weightings

United States	50%
Mexico	5
Argentina	3
Brazil	3
Chile	3
Russia	2
Turkey	2
Other	32

Total	100%

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

KEY INVESTMENT TERMS

NOVEMBER 30, 2016 (Unaudited)

Bloomberg Barclays Global Aggregate Bond Index

The Bloomberg Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments.

The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX®”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

European Union (“EU”)

The European Union (“EU”) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

KEY INVESTMENT TERMS (Continued)

NOVEMBER 30, 2016 (Unaudited)

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.3%
U.S. Treasury Bond 2.500%, 2/15/46	$650		$579
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $680)			579
MUNICIPAL BONDS—0.8%
California—0.4%
State of California Build America Bond Taxable 7.500%, 4/1/34	570		810

Illinois—0.4%
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700		717
TOTAL MUNICIPAL BONDS (Identified Cost $1,494)			1,527
FOREIGN GOVERNMENT SECURITIES—19.1%
Argentine Republic
144A 7.500%, 4/22/26(3)	1,290		1,302
144A 7.875%, 6/15/27(3)	1,165		1,136
8.280%, 12/31/33	1,269		1,304
144A 7.125%, 7/6/36(3)	780		718
144A 7.625%, 4/22/46(3)	590		561
Bermuda RegS 4.854%, 2/6/24(4)	700		734
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(4)	1,845		784
City of Buenos Aires 144A 7.500%, 6/1/27(3)	320		321
Dominican Republic
144A 6.875%, 1/29/26(3)	155		161
144A 6.850%, 1/27/45(3)	800		760
Federative Republic of Brazil
Treasury Note Series F, 10.000%, 1/1/23	2,560	BRL	733
8.500%, 1/5/24	1,405	BRL	378
Treasury Note Series F, 10.000%, 1/1/25	1,960	BRL	552
5.625%, 1/7/41	725		636
Hungary 5.375%, 3/25/24	530		582

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Islamic Republic of Pakistan 144A 8.250%, 9/30/25(3)	$600		$657
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	795		804
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	1,085		1,023
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	800		810
Kingdom of Qatar 144A 4.625%, 6/2/46(3)	300		298
Kingdom of Saudi Arabia 144A 3.250%, 10/26/26(3)	555		525
Mongolia
144A 10.875%, 4/6/21(3)	355		358
144A 5.125%, 12/5/22(3)	345		283
RegS 5.125%, 12/5/22(4)	345		283
Provincia de Buenos Aires 144A 9.125%, 3/16/24(3)	730	EUR	774
Republic of Armenia 144A 7.150%, 3/26/25(3)	700		716
Republic of Chile 5.500%, 8/5/20	547,000	CLP	845
Republic of Colombia
Treasury Note, Series B, 11.250%, 10/24/18	998,500	COP	353
9.850%, 6/28/27	824,000	COP	313
Republic of Costa Rica
144A 7.000%, 4/4/44(3)	800		738
RegS 7.000%, 4/4/44(4)	1,000		919
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	840		814
Republic of El Salvador 144A 6.375%, 1/18/27(3)	1,320		1,165
Republic of Indonesia
Series FR63, 5.625%, 5/15/23	7,482,000	IDR	482
Series FR56, 8.375%, 9/15/26	5,996,000	IDR	453
Republic of Iraq RegS 5.800%, 1/15/28(4)	890		710
Republic of Kazakhstan 144A 5.125%, 7/21/25(3)	260		275
Republic of Romania 144A 6.750%, 2/7/22(3)	670		766

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of South Africa
Series R203, 8.250%, 9/15/17	8,060	ZAR	$574
Series R208, 6.750%, 3/31/21	1,940	ZAR	129
4.300%, 10/12/28	$810		750
Republic of Sri Lanka 144A 6.850%, 11/3/25(3)	900		908
Republic of Turkey
9.000%, 3/8/17	1,090	TRY	318
6.250%, 9/26/22	340		356
4.875%, 10/9/26	2,535		2,360
4.875%, 4/16/43	935		743
Republic of Uruguay 5.100%, 6/18/50	500		449
Russian Federation 144A 7.850%, 3/10/18(3)	55,000	RUB	847
Sultanate of Oman 144A 4.750%, 6/15/26(3)	1,280		1,239
Ukraine 144A 7.750%, 9/1/26(3)	730		653
United Mexican States
Series M, 6.500%, 6/9/22	9,038	MXN	428
4.750%, 3/8/44	1,006		893
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $39,331)			35,673
MORTGAGE-BACKED SECURITIES—12.1%
Agency—6.5%
FHLMC 3.500%, 4/1/46	414		425
FNMA
3.500%, 11/1/42	632		651
3.000%, 5/1/43	639		639
3.500%, 1/1/45	1,153		1,183
3.500%, 8/1/45	810		831
3.500%, 9/1/45	2,025		2,079
3.000%, 12/1/45	2,062		2,053
3.500%, 12/1/45	1,253		1,286
3.500%, 12/1/45	544		558
3.500%, 1/1/46	737		757
3.000%, 2/1/46	1,074		1,069
3.000%, 5/1/46	602		599

			12,130

	PAR VALUE	VALUE
Non-Agency—5.6%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	$770	$808
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.385%, 6/25/33(2)	855	824
AMSR Trust 16-SFR1, D 144A 2.950%, 11/17/33(2)(3)	665	665
Bayview Opportunity Master Fund IVa Trust 16-SPL1, B1 144A 4.250%, 4/28/55(3)	540	550
CIT Group Home Equity Loan Trust 03-1, A5 5.480%, 7/20/34(2)	1,450	1,457
Credit Suisse Commercial Mortgage-Backed Trust 07-C5, A1AM 5.870%, 9/15/40(2)	490	456
Credit Suisse Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	299	285
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.510%, 8/10/44(2)(3)	660	682
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	525	530
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	397	402
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	1,131	1,137
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(2)	367	361
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	786	775

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Towd Point Mortgage Trust 15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	$915	$841
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	690	694

		10,467
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $22,860)		22,597
ASSET-BACKED SECURITIES—4.8%
CarFinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	1,750	1,750
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	782	775
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(3)	1,000	1,004
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	285	286
DT Auto Owner Trust 15-3A, C 144A 3.250%, 7/15/21(3)	645	651
Exeter Automobile Receivables Trust 14-3A, D 144A 5.690%, 4/15/21(3)	730	744
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	424	427
Flagship Credit Auto Trust 16-3, D 144A 3.890%, 11/15/22(3)	785	773
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	420	434
LEAF Receivables Funding 9 LLC
15-1, E2 144A 6.000%, 6/15/23(3)	425	412

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
16-1, E2 144A 6.000%, 6/15/24(3)	$250		$230
Taco Bell Funding LLC 16-1A, A21 144A 3.832%, 5/25/46(3)	758		764
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	777		775
TOTAL ASSET-BACKED SECURITIES (Identified Cost $9,041)			9,025
CORPORATE BONDS AND NOTES—79.1%
Consumer Discretionary—6.3%
AMC Entertainment Holdings, Inc. 144A 5.875%, 11/15/26(3)	130		131
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(3)	215		217
Cablevision Systems Corp. 5.875%, 9/15/22	720		673
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(12)	480		497
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	500		525
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	665		715
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	655		648
Dana Financing Luxembourg S.a.r.l. 144A 6.500%, 6/1/26(3)	200		207
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	55		55
DISH DBS Corp. 7.750%, 7/1/26	40		44
Grupo Televisa SAB
4.625%, 1/30/26	525		526
7.250%, 5/14/43	8,000	MXN	292
International Game Technology plc 144A 6.250%, 2/15/22(3)	400		427

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Landry’s, Inc. 144A 6.750%, 10/15/24(3)	$190	$190
M/I Homes, Inc. 6.750%, 1/15/21	395	413
MDC Holdings, Inc. 5.500%, 1/15/24	655	683
MGM Resorts International 6.000%, 3/15/23	355	382
MPG Holdco I, Inc. 7.375%, 10/15/22	100	103
New York University 4.142%, 7/1/48	420	389
QVC, Inc. 5.125%, 7/2/22	690	705
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	465	493
SFR (Numericable) Group S.A. 144A 7.375%, 5/1/26(3)	200	200
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	415	430
Toll Brothers Finance Corp. 4.875%, 11/15/25	740	731
TRI Pointe Group, Inc. 5.875%, 6/15/24	830	846
VTR Finance BV 144A 6.875%, 1/15/24(3)	555	565
Ziggo Bond Finance BV 144A 6.000%, 1/15/27(3)	300	289
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	485	467

		11,843

Consumer Staples—1.2%
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	270	271
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	195	209
Safeway, Inc. 7.250%, 2/1/31	655	638

	PAR VALUE	VALUE
Consumer Staples (continued)
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	$795	$690
Whole Foods Market Inc 5.200%, 12/3/25	425	445

		2,253

Energy—19.7%
Afren plc
144A 10.250%, 4/8/19(3)(9)	635	—	(16)
144A 6.625%, 12/9/20(3)(9)	732	—	(16)
Alberta Energy Co., Ltd. 8.125%, 9/15/30	280	323
Anadarko Petroleum Corp.
4.850%, 3/15/21	130	139
5.550%, 3/15/26	180	197
6.600%, 3/15/46	390	456
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	235	228
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	230	237
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	565	579
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(3)	605	651
Cimarex Energy Co. 4.375%, 6/1/24	380	389
Continental Resources, Inc.
5.000%, 9/15/22	435	436
4.500%, 4/15/23	260	254
Diamondback Energy, Inc. 144A 4.750%, 11/1/24(3)	95	95
Ecopetrol S.A.
5.875%, 9/18/23	535	553
4.125%, 1/16/25	865	788
5.375%, 6/26/26	280	270
Enbridge Energy Partners LP 4.375%, 10/15/20	155	162
Encana Corp. 3.900%, 11/15/21	275	272

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
EnLink Midstream Partners LP 4.850%, 7/15/26	$65	$64
Enquest plc 7.000%, 4/15/22	969	637
EP Energy LLC (Everest Acquisition Finance, Inc.) 144A 8.000%, 11/29/24(3)	30	31
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)	1,335	1,312
FTS International, Inc. 6.250%, 5/1/22	620	415
Gazprom OAO (Gaz Capital S.A.)
144A 6.000%, 11/27/23(3)(7)	335	352
144A 4.950%, 2/6/28(3)(7)	1,300	1,238
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	405	412
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	70	73
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	460	490
Kinder Morgan, Inc. 7.750%, 1/15/32	795	940
Kunlun Energy Co., Ltd. 144A 3.750%, 5/13/25(3)	700	696
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	800	795
Lukoil OAO International Finance BV 144A 6.125%, 11/9/20(3)(7)	1,100	1,180
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)(11)	1,000	1,042
MPLX LP 4.875%, 12/1/24	1,025	1,035
Newfield Exploration Co. 5.625%, 7/1/24	745	768

	PAR VALUE	VALUE
Energy (continued)
NGL Energy Partners LP 5.125%, 7/15/19	$520	$510
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	1,309	301
Parker Drilling Co. 6.750%, 7/15/22	350	284
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	855	889
Pertamina Persero PT
144A 4.300%, 5/20/23(3)	1,200	1,209
144A 6.000%, 5/3/42(3)	1,200	1,179
144A 5.625%, 5/20/43(3)	410	389
Petrobras Global Finance BV
8.750%, 5/23/26	880	946
6.750%, 1/27/41	1,800	1,473
Petroleos de Venezuela S.A
RegS 8.500%, 11/2/17(4)	359	269
144A 6.000%, 5/16/24(3)	2,120	803
Petroleos de Venezuela SA 144A 8.500%, 10/27/20(3)	717	514
Petroleos Mexicanos
4.250%, 1/15/25	700	623
144A 6.875%, 8/4/26(3)	700	722
6.500%, 6/2/41	700	616
6.375%, 1/23/45	800	688
QEP Resources, Inc. 5.250%, 5/1/23	325	317
Range Resources Corp. 144A 5.000%, 3/15/23(3)	700	674
Regency Energy Partners LP 5.000%, 10/1/22	650	687
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	675	717
SM Energy Co.
6.125%, 11/15/22	290	292
6.500%, 1/1/23	345	348
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	655	698
State Oil Co. of The Azerbaijan Republic 6.950%, 3/18/30	780	787

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Sunoco LP (Sunoco Finance Corp.) 6.375%, 4/1/23	$1,015		$1,023
Transocean, Inc.
144A 9.000%, 7/15/23(3)	185		188
6.800%, 3/15/38	215		153
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	1,350		1,340
Weatherford International Ltd. 144A 9.875%, 2/15/24(3)	215		223
YPF S.A. 144A 8.500%, 3/23/21(3)	510		539

			36,910

Financials—25.1%
Africa Finance Corp. 144A 4.375%, 4/29/20(3)	800		820
Akbank TAS 144A 7.500%, 2/5/18(3)	1,900	TRY	524
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	1,710		1,793
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	750		844
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	785		783
Ares Capital Corp. 3.625%, 1/19/22	415		404
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	830		766
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	755		759
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(11)	1,750		1,847
Banco Continental S.A. RegS 5.500%, 11/18/20(4)(7)	1,000		1,090
Banco de Bogota SA 144A 6.250%, 5/12/26(3)	760		753

	PAR VALUE		VALUE
Financials (continued)
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	$1,225		$1,308
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	1,860		1,881
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)	1,260		1,323
Banco Nacional de Comercio Exterior SVC 144A 4.375%, 10/14/25(3)	510		500
Banco Santander Chile 144A 3.875%, 9/20/22(3)(11)	1,600		1,631
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)(6)	1,000		1,018
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	381		396
Bancolombia S.A. 5.125%, 9/11/22	1,220		1,220
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	1,500		1,605
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	675		701
Barclays plc 3.200%, 8/10/21	450		443
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	160,000	CLP	246
Citizens Financial Group, Inc. 5.500%, 12/29/49(2)	845		820
Compass Bank 3.875%, 4/10/25	945		894
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	845		799
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	925		886

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	$1,600		$1,654
FS Investment Corp. 4.750%, 5/15/22	225		224
Genworth Holdings, Inc. 4.900%, 8/15/23	530		440
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)	755		762
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	1,654		1,660
ICAHN Enterprises LP 5.875%, 2/1/22	680		660
ICICI Bank Ltd. 144A 4.000%, 3/18/26(3)	530		518
ING Groep NV 6.000% (2)(5)(6)	815		778
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	800		754
Macquarie Group Ltd.
144A 6.000%, 1/14/20(3)(11)	1,100		1,194
144A 6.250%, 1/14/21(3)	325		361
Manulife Financial Corp. 4.150%, 3/4/26	600		627
Morgan Stanley
144A 10.090%, 5/3/17(3)	3,050	BRL	888
4.350%, 9/8/26	360		368
Navient Corp. 7.250%, 9/25/23	165		167
OM Asset Management plc 4.800%, 7/27/26	675		642
Oversea-Chinese Banking Corp Ltd. 144A 4.250%, 6/19/24(3)	1,500		1,528
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(11)	1,805		1,899
Prudential Financial, Inc. 5.875%, 9/15/42(2)	1,385		1,465
Sberbank of Russia Via SB Capital S.A. 144A 5.500%, 2/26/24(2)(3)(7)	650		643

	PAR VALUE	VALUE
Financials (continued)
Teachers Insurance & Annuity Association Asset Management Finance Co., LLC 144A 4.125%, 11/1/24(3)	$985	$996
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	640	648
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	1,095	1,053
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22(3)	870	818
Woodside Finance Ltd. 144A 3.700%, 9/15/26(3)	145	139

		46,940

Health Care—2.0%
Abbott Laboratories
3.400%, 11/30/23	145	143
3.750%, 11/30/26	505	497
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	110	42
Concordia International Corp. 144A 9.000%, 4/1/22(3)	160	148
Inventiv Group Holdings Inc (Inventiv Health Clinical, Inc.) 144A 7.500%, 10/1/24(3)	265	269
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	310	315
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	580	611
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	495	518
Tenet Healthcare Corp.
144A 7.500%, 1/1/22(3)	30	31
8.125%, 4/1/22	300	275

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Universal Health Services, Inc. 144A 5.000%, 6/1/26(3)	$285	$283
Valeant Pharmaceuticals International, Inc.
144A 6.375%, 10/15/20(3)	695	591
144A 5.875%, 5/15/23(3)	80	60

		3,783

Industrials—7.9%
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	1,057	1,084
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	1,200	1,198
America West Airlines Pass-Through-Trust 01-1, G 7.100%, 4/2/21	1,050	1,133
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	555	481
CEB, Inc. 144A 5.625%, 6/15/23(3)	530	515
Cemex Finance LLC 144A 6.000%, 4/1/24(3)	645	645
Delhi International Airport Pvt Ltd. 144A 6.125%, 10/31/26(3)	250	258
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000	1,020
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	940	895
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	780	787
Navistar International Corp. 8.250%, 11/1/21	400	402
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	476	511
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	870	834

	PAR VALUE	VALUE
Industrials (continued)
Prime Security Services Borrower LLC (Prime Finance, Inc.) 144A 9.250%, 5/15/23(3)	$265	$286
SCF Capital Ltd. 144A 5.375%, 6/16/23(3)	430	436
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	190	195
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000	926
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	1,879	1,997
United Airlines Pass-Through Trust 14-1, B 4.750%, 4/11/22	473	485
Wheels Up Finance I LLC 16-01, A 0.500%, 6/30/17(2)(10)(17)	131	130
16-01, A 7.500%, 6/30/24(10)	615	608

		14,826

Information Technology—1.8%
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	436	429
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)	135	141
144A 7.125%, 6/15/24(3)	140	153
144A 6.020%, 6/15/26(3)	125	131
144A 8.100%, 7/15/36(3)	120	136
144A 8.350%, 7/15/46(3)	135	157
Flex Ltd. 4.750%, 6/15/25	850	893
Hewlett Packard Enterprise Co. 144A 5.150%, 10/15/25(3)	325	332

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology—(continued)
Inception Merger Sub, Inc. (Rackspace Hosting, Inc.) 144A 8.625%, 11/15/24(3)	$950	$952

		3,324

Materials—7.7%
AK Steel Corp. 7.500%, 7/15/23	340	371
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	420	451
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	1,230	1,242
ArcelorMittal 6.125%, 6/1/25	865	947
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(6)	405	449
Boise Cascade Co. 144A 5.625%, 9/1/24(3)	525	517
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	415	420
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	790	746
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	435	428
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	510	591
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	400	381
3.875%, 3/15/23	330	310
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	585	630
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	500	517
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000	995
Novelis Corp.
144A 6.250%, 8/15/24(3)	50	52
144A 5.875%, 9/30/26(3)	615	616
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	1,500	1,545

	PAR VALUE		VALUE
Materials (continued)
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	$20		$21
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	1,100		1,171
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	410		426
Teck Resources Ltd.
144A 8.000%, 6/1/21(3)	60		66
144A 8.500%, 6/1/24(3)	165		193
Vale Overseas Ltd. 5.875%, 6/10/21	585		615
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	825		834

			14,534

Real Estate—0.9%
Hospitality Properties Trust 4.500%, 3/15/25	745		723
MPT Operating Partnership LP
6.375%, 3/1/24	140		144
5.500%, 5/1/24	145		142
5.250%, 8/1/26	35		33
Select Income REIT 4.500%, 2/1/25	690		670

			1,712

Telecommunication Services—3.5%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	460		468
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	8,000	MXN	360
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)(11)	1,430		1,496
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	720		609

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	$415	$415
Frontier Communications Corp.
6.250%, 9/15/21	330	311
10.500%, 9/15/22	545	563
GTH Finance BV 144A 7.250%, 4/26/23(3)	600	640
Neptune Finance Corp. 144A 10.125%, 1/15/23(3)	200	231
Qwest Corp. 7.250%, 9/15/25	345	371
Sprint Communications, Inc. 6.000%, 11/15/22	335	324
Sprint Corp. 7.250%, 9/15/21	200	205
Windstream Services LLC 7.750%, 10/15/20	500	510

		6,503

Utilities—3.0%
Dynegy, Inc. 7.375%, 11/1/22	580	554
Israel Electric Corp Ltd. 144A 6.875%, 6/21/23(3)	725	825
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	715	661
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	540	611
Southern Co. (The) 4.400%, 7/1/46	635	618
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	990	1,033
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	525	502

	PAR VALUE	VALUE
Utilities (continued)
TerraForm Power Operating LLC 144A 9.375%, 2/1/23(2)(3)	$750	$771

		5,575
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $152,029)		148,203
LOAN AGREEMENTS(2)—13.4%
Consumer Discretionary—2.7%
Bass Pro Group LLC 0.000%, 11/4/23(8)	790	785
Caesars Entertainment Operating Co., Inc. Tranche B-4, 1.500%, 10/31/17(12)	539	635
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	529	533
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	308	309
Cengage Learning, Inc. 5.250%, 6/7/23	211	204
Floor & Decor Outlets of America, Inc. 5.250%, 9/30/23	436	437
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	185	186
Harbor Freight Tools USA, Inc. 4.137%, 8/18/23	294	297
Laureare Education, Inc. 2021 Extended, 8.868%, 3/17/21	466	462
Leslie’s Poolmart, Inc. Tranche B 5.250%, 8/16/23	264	267
Scientific Games International, Inc. Tranche B-2, 5.779%, 10/1/21	526	531

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
UFC Holdings LLC First Lien 5.000%, 8/18/23	$318	$320

		4,966

Consumer Staples—0.6%
Albertson’s LLC Tranche B-5, 4.750%, 12/21/22	514	517
Chobani LLC First Lien, 5.250%, 10/9/23	126	127
Kronos, Inc. Second Lien, 9.250%, 11/1/24	166	170
Milk Specialties Co. 6.000%, 8/16/23	328	332

		1,146

Energy—0.9%
California Resources Corp. 11.375%, 12/31/21	360	392
Chesapeake Energy Corp. Trance A, 8.500%, 8/23/21	106	114
EP Energy LLC 9.750%, 6/30/21	660	672
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	456	431

		1,609

Financials—1.1%
iStar Financial, Inc. 5.500%, 7/1/20	1,029	1,043
Lonestar Intermediate Super Holdings LLC 10.000%, 8/31/21	395	399
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	580	548

		1,990

	PAR VALUE	VALUE
Health Care—1.2%
21st Century Oncology Holdings, Inc. Tranche B, 7.125%, 4/30/22	$227	$206
CHG Healthcare Services, Inc. First Lien, 4.750%, 6/7/23	377	380
InVentiv Health, Inc. 4.750%, 11/9/23	197	198
MMM Holdings, Inc. 9.750%, 12/12/17(10)(12)	174	172
MPH Acquisition Holdings LLC 5.000%, 6/7/23	179	181
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(10)(12)	127	125
Quorum Health Corp. 6.750%, 4/29/22	354	342
Surgery Center Holdings, Inc. First Lien, 4.750%, 11/3/20	481	482
U.S. Renal Care, Inc. First Lien, 5.250%, 12/30/22	150	141

		2,227

Industrials—1.9%
84 Lumber Co. 6.750%, 10/25/23	660	653
Coinstar LLC Tranche B, First Lien 5.250%, 9/27/23	246	249
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	1,016	1,016
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	384	382
Navistar, Inc. Tranche B, 6.500%, 8/7/20	414	418
PAE Holding Corp. First Lien, 6.500%, 10/20/22	218	219

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Industrials (continued)
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	$570	$569

		3,506

Information Technology—2.3%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	235	238
Avaya, Inc. 0.000%, 5/29/20(8)	320	279
Blackboard, Inc. Tranche B-4 First Lien, 6.000%, 6/30/21	495	493
Donnelley Financial Solutions 5.000%, 9/29/23	172	173
First Data Corp.
Tranche 2021C, 3.584%, 3/24/21	1,227	1,234
Tranche 2022, 4.334%, 7/8/22	450	452
Inception Merger Sub, Inc. 0.000%, 11/3/23(8)	104	105
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	259	257
NXP BV Tranche F 3.405%, 12/7/20	284	285
ON Semiconductor Corp. 2016 New Replacement Term Loan 3.783%, 3/31/23	194	196
Presidio, Inc. Refinancing Term, 5.250%, 2/2/22	640	646
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	47	48

		4,406

Materials—1.3%
Anchor Glass Container Corp.
Tranche B, 5.250%, 7/1/22	449	452

	PAR VALUE		VALUE
Materials (continued)
0.000%, 11/22/23(8)	$161		$162
0.000%, 11/22/24(8)	173		176
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	405		372
Macdermid, Inc. (Platform Speciality Products Corp.) Tranche B-3, 5.500%, 6/7/20	632		633
Omnova Solutions, Inc. Tranche B-2, 5.250%, 8/25/23	518		522
PQ Corp. Tranche B-1, 5.250%, 11/4/22	107		108

			2,425

Real Estate—0.2%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	454		459

Utilities—1.2%
Atlantic Power LP 6.000%, 4/13/23	594		601
Dynegy Finance IV, Inc. 5.000%, 6/27/23	647		651
NRG Energy, Inc. 3.500%, 6/30/23	713		715
Vistra Operations Company LLC (Tex Operations Co. LLC)
5.000%, 8/4/23	286		289
Tranche C, 5.000%, 8/4/23	66		67

			2,323
TOTAL LOAN AGREEMENTS (Identified Cost $24,782)			25,057

	SHARES
PREFERRED STOCKS—4.1%
Energy—0.6%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(11)	110	(14)	1,101

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS (continued)
Financials—2.8%
Citigroup, Inc. Series J, 7.125%(2)(5)	30,800		$846
Citigroup, Inc. Series T, 6.250%(2)	875	(14)	900
JPMorgan Chase & Co. Series Z, 5.300%(2)	160	(14)	162
KeyCorp. Series D, 5.000%(2)	650	(14)	609
M&T Bank Corp. Series F 5.125%(2)	315	(14)	304
SunTrust Bank, Inc. 5.625%(2)	60	(14)	61
Wells Fargo & Co. Series K, 7.980%(2)	840	(14)	861
Zions Bancorp 6.950%(2)	47,150		1,377

			5,120

Industrials—0.7%
General Electric Co. Series D, 5.000%(2)	1,248	(14)	1,286
TOTAL PREFERRED STOCKS (Identified Cost $7,222)			7,507
COMMON STOCKS—0.1%
Energy—0.1%
Hercules Offshore, Inc.(13)	10,017		12
Pacific Exploration and Production Corp.(13)	3,612		141
Sabine Oil & Gas LLC	457		22
TOTAL COMMON STOCKS (Identified Cost $782)			175

	CONTRACTS
PURCHASED OPTIONS—0.1%
Call Options—0.0%
S&P 500 ® Index expiration 12/02/16 strike price $2,295	666		3
S&P 500 ® Index expiration 12/07/16 strike price $2,325	275		3
S&P 500 ® Index expiration 12/09/16 strike price $2,320	665		13

	CONTRACTS	VALUE
Call Options (continued)
S&P 500 ® Index expiration 12/14/16 strike price $2,325	325	$10

		29

Put Options—0.1%
S&P 500 ® Index expiration 12/02/16 strike price $2,065	666	3
S&P 500 ® Index expiration 12/07/16 strike price $2,055	275	11
S&P 500 ® Index expiration 12/09/16 strike price $2,065	665	60
S&P 500 ® Index expiration 12/14/16 strike price $2,075	325	63

		137
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $300)		166
WARRANT—0.0%
Sabine Oil & Gas LLC	1,450	11
Sabine Oil & Gas LLC	258	2
TOTAL WARRANT (Identified Cost $12)		13
TOTAL LONG TERM INVESTMENTS—133.9%
(Identified Cost $258,533)		250,522	(15)
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—133.9%
(Identified Cost $258,533)		250,522	(1)(15)
WRITTEN OPTIONS—(0.2)%
Call Options—(0.0)%
S&P 500 ® Index expiration 12/02/16 strike price $2,245	666	(10)
S&P 500 ® Index expiration 12/07/16 strike price $2,260	275	(12)
S&P 500 ® Index expiration 12/09/16 strike price $2,270	665	(33)

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	CONTRACTS	VALUE
WRITTEN OPTIONS (continued)
Call Options (continued)
S&P 500 ® Index expiration 12/14/16 strike price $2,280	325	$(20)

		(75)

Put Options—(0.2)%
S&P 500 ® Index expiration 12/02/16 strike price $2,115	666	(10)
S&P 500 ® Index expiration 12/07/16 strike price $2,120	275	(32)
S&P 500 ® Index expiration 12/09/16 strike price $2,115	665	(126)
S&P 500 ® Index expiration 12/14/16 strike price $2,130	325	(117)

		(285)
TOTAL WRITTEN OPTIONS—(0.2)%
(Premiums Received $706)		(360	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—133.7%
(Identified Cost $257,827)		250,162
Other assets and liabilities, net—(33.7)%		(62,987)

NET ASSETS—100.0%		$187,175

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at November 30, 2016, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at November 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, these securities amounted to a value of $124,571 or 66.6% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after November 30, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Security in default, no interest payments are being received.
(10)	Illiquid security.
(11)	All or a portion of the security is segregated as collateral for written options.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.
(13)	Non-income producing.
(14)	Value shown as par value.
(15)	All or a portion of the portfolio is segregated as collateral for borrowings.
(16)	Amounts are less than $500 (not reported in 000s).
(17)	Represents unfunded portion of security and commitment fee earned on this portion.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$9,025	$—	$8,591	$434
Corporate Bonds and Notes	148,203	—	147,465	738
Foreign Government Securities	35,673	—	35,673	—
Loan Agreements	25,057	—	25,057	—
Mortgage-Backed Securities	22,597	—	22,597	—
Municpal Bonds	1,527	—	1,527	—
U.S. Government Securities	579	—	579	—
Equity Securities:
Common Stocks	175	153	—	22
Preferred Stocks	7,507	2,223	5,284	—
Purchased Options	166	166	—	—
Warrants	13	—	—	13

Total Investments before Written Options	$250,522	$2,542	$246,773	$1,207

Written Options	(360)	(360)	—	—

Total Investments Net of Written Options	$250,162	$2,182	$246,773	$1,207

Securities held by the Fund were transferred from Level 2 to Level 1 with an end of period value of $1,377 since starting to use an exchange price.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Total		Loan Agreements	Asset-Backed Securities	Common Stocks		Corporate Bonds and Notes		Warrants
Balance as of November 30, 2015:	$1,851		$1,435	$416	$—		$—		$—
Accrued discount (premium)	—	(e)	— (e)	—	—		—	(e)	—
Realized gain (loss)	2		2	—	—		—		—
Change in unrealized appreciation/(depreciation)(c)	100		81	18	—	(e)	—	(e)	1
Purchases	1,399		—	—	22		1,365		12
Sales(b)	(1,714)		(1,087)	—	—		(627)		—
Transfers into Level 3(a)(d)	—	(e)	—	—	—		—	(e)	—
Transfers from Level 3(a)(d)	(431)		(431)	—	—		—		—

Balance as of November 30, 2016	$1,207		$—	$434	$22		$738		$13

(a)	“Transfers into and/or from” represent the ending value as of November 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on securities still held at November 30, 2016, was $19.
(d)	The transfers are due to increase and/or (decrease) in trading activities at period end.
(e)	Amount is less than $500.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $258,533)	$250,522
Foreign currency at value (Identified cost $1)	1
Cash	1,618
Deposits with prime broker	3,855
Receivables
Investment securities sold	425
Dividends and interest	3,034
Tax reclaims	61
Prepaid expenses	17
Prepaid trustee retainer	19

Total assets	259,552

Liabilities
Written options at value (Premiums received $706)(Note 3)	360
Payables
Borrowings (Note 8)	69,000
Investment securities purchased	2,623
Investment advisory fees	201
Administration and accounting fees	22
Professional fees	43
Interest payable on borrowings	82
Transfer agent fees and expenses	5
Trustees’ fees and expenses	9
Other accrued expenses	32

Total liabilities	72,377

Net Assets	$187,175

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$197,580
Accumulated undistributed net investment income (loss)	(692)
Accumulated undistributed net realized gain (loss)	(2,034)
Net unrealized appreciation (depreciation) on investments	(8,025)
Net unrealized appreciation (depreciation) on written options	346

Net Assets	$187,175

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding, no par value 11,255,236	$16.63

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2016

($ reported in thousands)

Investment Income
Interest	$14,501
Dividends	139
Foreign taxes withheld	(3)

Total investment income	14,637

Expenses
Investment advisory fees	2,411
Administration and accounting fees	335
Trustee’s fees and expenses	177
Printing fees and expenses	113
Professional fees	108
Transfer agent fees and expenses	23
Custodian fees	15
Miscellaneous	76

Total expenses before interest expense	3,258
Interest expense	892

Total expenses after interest expense	4,150
Earnings credit from custodian	(4)

Net expenses	4,146

Net investment income (loss)	10,491

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(12,613)
Net realized gain (loss) on foreign currency transactions	(19)
Net realized gain (loss) on written options	9,887
Net change in unrealized appreciation (depreciation) on investments	11,401
Net change in unrealized appreciation (depreciation) on foreign currency translations	(5)
Net change in unrealized appreciation (depreciation) on written options	110

Net realized and unrealized gain (loss) on investments	8,761

Net increase (decrease) in net assets resulting from operations	$19,252

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2016	Fiscal Period Ended November 30, 2015(1)	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$10,491	$10,239	$13,793
Net realized gain (loss)	(2,745)	38	5,451
Net increase in payments by affiliates	—	4	—
Net change in unrealized appreciation (depreciation)	11,506	(4,262)	(10,961)

Increase (decrease) in net assets resulting from operations	19,252	6,019	8,283

From Distributions to Shareholders
Net investment income	(10,078)	(7,892)	(13,105)
Net realized short-term gains	—	(2,114)	(4,003)
Net realized long-term gains	—	(5,291)	(1,148)
Return of capital	(10,992)	(5,953)	—

Decrease in net assets from distributions to shareholders	(21,070)	(21,250)	(18,256)

Net increase (decrease) in net assets	(1,818)	(15,231)	(9,973)

Net Assets
Beginning of period	188,993	204,224	214,197

End of period	$187,175	$188,993	$204,224

Accumulated undistributed net investment income (loss) at end of period	$(692)	$(233)	$(75)

(1)	The Fund changed its fiscal year end to November 30 during the period.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2016

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$19,252

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	154,328
(Increase) Decrease in investment securities sold receivable	1,041
Purchases of long-term investments	(148,823)
Increase (Decrease) in investment securities purchased payable	(1,612)
Net (purchases) or sales of short-term securities	1,416
Net (purchases) or sales in purchased options	(6,828)
Net purchases or (sales) in written options	9,910
Net change in unrealized (appreciation)/depreciation on long-term investments	(11,401)
Net change in unrealized (appreciation)/depreciation on written options	(110)
Net realized (gain)/loss from sales of long-term investments	12,613
Net realized (gain)/loss from written options	(9,887)
Amortization of premium and accretion of discounts on investments	74
(Increase) Decrease in deposits with prime broker	(527)
(Increase) Decrease in tax reclaims receivable	1
(Increase) Decrease in dividends and interest receivable	195
(Increase) Decrease in prepaid trustee retainer	(7)
Increase (Decrease) in interest payable on borrowings	80
Increase (Decrease) in trustees’ fees and expenses payable	(16)
Increase (Decrease) in administration and accounting fees payable	(6)
Increase (Decrease) in other accrued expenses payable	(3)

Cash provided by (used for) operating activities	19,690

Cash provided by (used for) financing activities:
Cash received from borrowings	2,000
Cash payments to reduce borrowings	(1,000)
Cash dividends paid to shareholders	(21,070)

Cash provided by (used for) financing activities	(20,070)

Net increase (decrease) in cash	(380)

Cash:
Cash and foreign currency at beginning of period	1,999

Cash and foreign currency at end of period	$1,619

Supplemental cash flow information:
Cash paid during the period for interest	$812

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2016	Period Ended November 30(10) 2015		Year Ended December 31,
				2014	2013
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$16.79	$18.14		$19.03	$20.32

Income from investment operations:
Net Investment Income/(Loss)(2)	0.93	0.91		1.23	1.34
Net Realized and Unrealized Gain/(Loss)	0.78	(0.37)		(0.50)	(1.10)

Total from Investment Operations	1.71	0.54		0.73	0.24

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.89)	(0.70)		(1.16)	(1.29)
Dividends from Net Realized Gains	—	(0.66)		(0.46)	(0.24)
Distributions from Return of Capital	(0.98)	(0.53)		—	—

Total Dividends and Distributions to Shareholders	(1.87)	(1.89)		(1.62)	(1.53)
Payment from Affiliate	—	—	(9)	—	—

Net Asset Value, End of Period	$16.63	$16.79		$18.14	$19.03

Market Price, End of Period(3)	$14.96	$14.26		$15.85	$16.92

Total Return on Net Asset Value(4)	12.45%	4.34	%(7)	4.81%	1.89%
Total Return on Market Value(5)	19.11%	1.47	%(7)	2.94%	(2.55)%
Net Assets, End of Period (000’s)	$187,175	$188,993		$204,224	$214,197

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.24%	2.08	%(8)	2.13%	2.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.65%	5.62	%(8)	6.37%	6.87%
Portfolio Turnover Rate	60%	50	%(7)	45%	48%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$69,000	$68,000		$80,000	$93,000
Asset Coverage for Loan Outstanding	371%	376%		357%	330%

(1)	Fund commenced operations on February 23, 2012, the date which its initial public offering shares were issued.
(2)	Based on average number of shares of common stock outstanding.
(3)	Closing price – New York Stock Exchange (“NYSE”).
(4)	Total Return on NAV is calculated using the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	From Inception[1] to December 31, 2012

PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$19.10	(1)

Income from investment operations:
Net Investment Income/(Loss)(2)	1.08
Net Realized and Unrealized Gain/(Loss)	1.19

Total from Investment Operations	2.27

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.93)
Dividends from Net Realized Gains	(0.12)
Distributions from Return of Capital	—

Total Dividends and Distributions to Shareholders	(1.05)
Payment from Affiliate	—

Net Asset Value, End of Period	$20.32

Market Price, End of Period(3)	$18.90

Total Return on Net Asset Value(4)	12.61	%(7)
Total Return on Market Value(5)	(0.02	)%(7)
Net Assets, End of Period (000’s)	$228,749

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.19	%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.65	%(8)
Portfolio Turnover Rate	46	%(7)

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$93,000
Asset Coverage for Loan Outstanding	346%

(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.76% for the year ended November 30, 2016, 1.71% for the fiscal period ended November 30, 2015, 1.74% and 1.73% for the years ended December 31, 2014 and 2013, respectively, and 1.74% from inception(1) to December 31, 2012.
(7)	Not annualized.
(8)	Annualized.
(9)	Amount is less than $0.005.
(10)	During the period the Fund changed its fiscal year end from December 31 to November 30.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2016

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012, as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income while preserving capital.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees of the Fund (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

The Fund has a Managed Distribution Plan which provides for the Fund to make a monthly distribution of $0.156 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At November 30, 2016, all loan agreements held by the Fund were assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying open- and closed-end funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended November 30, 2016, as follows:

	Calls		Puts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at November 30, 2015	1,582	$50	1,582	$633
Options written	46,685	2,185	46,685	16,850
Options closed	(36,951)	(1,677)	(37,721)	(14,002)
Options expired	(9,385)	(439)	(8,615)	(2,894)
Options exercised	—	—	—	—

Written Options outstanding at November 30, 2016	1,931	$119	1,931	$587

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2016:

Assets: Purchased options at value	$166 (1)
Liabilities: Written options at value	(360)

Net asset (liability) balance	$(194)

The following is a summary of the Fund’s options contracts as presented in the Statements of Operations.

	2016
Net realized gain (loss) on purchased options	$(6,879	)(2)
Net realized gain (loss) on written options	9,887
Net change in unrealized appreciation (depreciation) on purchased options	(5	)(3)
Net change in unrealized appreciation (depreciation) on written options	110

Total realized and unrealized gain (loss) on purchased and written options	$3,113

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended November 30, 2016, the average daily premiums paid by the Fund for purchased options was $165 and the average daily premiums received by the Fund from written options was $(407).

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser of the Fund. The Adviser manages the general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 0.95% as a percentage of the average daily managed assets which is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of constituting financial leverage).

B.	Subadviser

Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser manages the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus, serves as administrator to the Fund.

For the year (the “period”) ended November 30, 2016, the Fund incurred administration fees totaling $254 which are included in the Statement of Operations.

D.	Trustees

For the period ended November 30, 2016, the Fund incurred Trustees fees totaling $151 which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2016, were as follows:

Purchases	Sales
$125,542	$133,326

The purchases and sales of long term U.S. Government and agency securities for the fiscal period ended November 30, 2016, were as follows:

Purchases	Sales
$23,281	$21,002

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at November 30, 2016, with an aggregate value of $1,035 representing 0.6% of the Fund’s net assets.

At November 30, 2016, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

On March 14, 2016, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $90,000, which may be increased to $110,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended November 30, 2016. The Agreement is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 180 day fixed term facility, one time at the Fund’s option. From December 1, 2015 – November 30, 2016, the average daily borrowings under the Agreement and the weighted daily average interest rate were $68,342 and 1.277%, respectively. At November 30, 2016, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$69,000	1.384%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At November 30, 2016, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,255,236 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2016, November 30, 2015, and December 31, 2014, there were no shares issued pursuant to the Plan, respectively.

On December 2, 2016, the Fund announced a distribution of $0.156 to shareholders of record on December 12, 2016. This distribution has an ex-dividend date of December 8, 2016, and is payable on December 19, 2016.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund, the Fund’s Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

Note 12. Federal Income Tax Information

($ reported in thousands)

At November 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$258,608	$5,445	$(13,531)	$(8,086)
Written Options	(360)	—	—	—

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

No Expiration
Short-Term	Long-Term	Total
$—	$898	$898

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2016, the Fund deferred post-October capital losses of $921 and qualified late year ordinary losses of $487 and recognized post-October capital losses of $0 and qualified late year ordinary losses of $7.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses, losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2016, November 30, 2015, and December 31, 2014, was as follows:

	Period Ended
	2016	2015	2014
Ordinary Income	$10,078	$10,006	$14,814
Long-term capital gains	—	1,014	4,658
Return of Capital	10,992	5,953	—

Total	$21,070	$16,973	$19,472

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of November 30, 2016, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(872)	$872

Note 13. New Accounting Pronouncements

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Virtus Global Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Global Multi-Sector Income Fund (the “Fund”) as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

TAX INFORMATION NOTICE

NOVEMBER 30, 2016

(Unaudited)

For the fiscal period ended November 30, 2016, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$—

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Virtus Global Multi-Sector Income Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of December 31, 2016, is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
William R. Moyer YOB: 1944 Elected: 2012 4 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Director and Treasurer, CT Invention Convention (1986 to present); and former Chief Financial Officer, Phoenix Investment Partners. Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Advisory Board Member (since 2016), The Zweig Fund, Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Trustee/Director (since 2011), Virtus Closed-End Funds (3 Funds).
James M. Oates YOB: 1946 Elected: 2013 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016 5 Portfolios	Director (since 1986), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Non-Executive Director, Crusader Resources Limited (since 2016); Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director, Spanish Mountain Gold Limited (since 2014); Director, Genagro Services, Ltd. (since 2011); Director, FAB Universal Corp. (2013-2014); Chairman, Beeland Interests (Media and Investments) (since 1980).
R. Keith Walton YOB: 1964 Elected: 2016 5 Portfolios	Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Director (since 2004), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc. (since 2013); Director, Blue Crest Capital Management Funds (since 2006).
Brian T. Zino YOB: 1952 Elected: 2016 4 Portfolios	Retired President, J&W Seligman Co. Inc. (1994-2008); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select Energy MLP Fund Inc.; Advisory Board Member (since 2016), Virtus Total Return Fund; Director (since 2014), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director, J&W Seligman Co. Inc. (1986-2008); Director, ICI Mutual Ins Co (1998-2009); Member, Board of Governors of Investment Company Institute (1998-2008).

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Retired Managing Director of Morgan Stanley (1982-2010); Member of Yale University Council (2001-2012); Chairman of the Board of Yale Alumni Fund (2004-2006).

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer since 2011.	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012), DNP Select Income Funds Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc., and DTF Tax-Free Income Funds Inc. (since 2015); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

Report on Special Meeting of Shareholders

The Special Meeting of Shareholders of Virtus Global Multi-Sector Income Fund was held on September 16, 2016. The meeting was held for purposes of electing one (1) nominee to the Board of Directors.

The results were as follows:

Election of Trustee	Votes For	Votes Withheld
Brian T. Zino	10,000,887	169,065

Based on the foregoing, Brian T. Zino was elected as Trustee. The Fund’s other Trustees who continue in office are George R, Aylward, Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rodgers, Jr. and R. Keith Walton.

AMENDED AND RESTATED BYLAWS

Effective April 7, 2016, the Fund’s Board amended and restated in its entirety the Bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among other revisions, a revised advanced notice provision for shareholder nominees for Trustees and proposals for other business that provides for a window of 150 to 120 days prior to the anniversary of the prior year’s proxy statement date. The foregoing description of any revisions made in the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of April 7, 2016, which are available by writing to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9668.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory member

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8528	01-17

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees has determined that Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Zino as the Audit Committee’s financial expert. Mr. Zino is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,025 for 2016 and $30,500 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,374 for 2016 and $4,747 for 2015. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2016 and $6,650 for 2015.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that [Mr. William Moyer], Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $669,623 for 2016 and $553,483 for 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: William Moyer, Phil McLoughlin, Brian T. Zino, R. Keith Walton, James B. Rogers and James Oates.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.	The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

David L. Albrycht, CFA. David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two closed-end funds, Virtus Total Return Fund (NYSE: DCA) and Virtus Global Multi-Sector Income Fund (NYSE: VGI). Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure. Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

Benjamin Caron, CFA Ben Caron is a senior managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Caron assists the senior portfolio manager in the management of several Virtus mutual funds, including the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, Virtus Tactical Allocation Fund, and Virtus High Yield Fund. He assists in the management of two fixed income variable insurance trust Series and the closed-end Virtus Total Return Fund (NYSE: DCA), and he is a named co-portfolio manager of the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, an investment management company that was previously a subsidiary of Virtus. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with

Fidelity Investments, where he was responsible for client management and sales in the managed account group. Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University, and he is a CFA (Chartered Financial Analyst) charter holder. He has been working in the investment industry since 1996.

Kyle A. Jennings, CFA. Kyle Jennings is the head of credit research for the multi-sector fixed income strategies at Newfleet Asset Management, an affiliate of Virtus Investment Partners. Mr. Jennings is also co-portfolio manager of the Virtus Senior Floating Rate Fund, the Virtus High Yield Fund, and the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries. He is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies. Prior to joining Newfleet in 2011, Mr. Jennings was on the fixed income team at Goodwin Capital Advisers, an investment management company that previously was a subsidiary of Virtus. Before that, he was a credit research analyst in the banking industry for Shawmut Bank, Ironwood Capital, and Citizens Bank. Mr. Jennings earned a B.S. in finance from the University of Connecticut and has held the Chartered Financial Analyst designation since 2001. He began his career in the investment industry in 1992.

Daniel Senecal, CFA. Daniel Senecal is managing director, credit research at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Senecal is the co-head of corporate credit research and is responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. He also is co-portfolio manager of the Virtus Emerging Markets Debt Fund and the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Senecal was on the fixed income team at Goodwin Capital Advisers, an investment management company that previously was a subsidiary of Virtus. He began at Goodwin Capital in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and the Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst. Mr. Senecal earned a B.A. in economics and English from Assumption College and an M.B.A. in finance from the University of Connecticut. He has been a CFA (Chartered Financial Analyst) charter holder since 1995. He began his career in the investment industry in 1990.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2016, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	20	9,968,080	2	163,172
	Other Pooled Investment Vehicles:	1	43,452	0	0
	Other Accounts:	0	0	0	0
Benjamin Caron	Registered Investment Companies:	1	393,546	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Kyle A. Jennings	Registered Investment Companies:	3	763,047	1	108,830
	Other Pooled Investment Vehicles:	2	355,634	1	4,629
	Other Accounts:	0	0	0	0
Daniel Senecal	Registered Investment Companies:	1	32,901	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Potential Conflicts of Interests

Describe any material conflicts of interest that may arise in connection with a Portfolio Manager’s or Management Team Member’s management of the registrant’s investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•	Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2016, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Benjamin Caron	$50,000-$100,000
Kyle A. Jennings	$0
Daniel Senecal	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Multi-Sector Income Fund

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 02/03/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 02/03/2017

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 02/03/2017

*	Print the name and title of each signing officer under his or her signature.